                           SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. __)

Check the appropriate box:

[_]  Preliminary Information Statement

[_]  Confidential, For Use of the Commission Only (as Permitted by Rule 14c-5(d)
     (2))

[X]  Definitive Information Statement


                           Sterile Recoveries, Inc.
                       --------------------------------
               (Name of Registrant as Specified in its Charter)
              Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any of the fee is offset as provided by Exchange Act Rule 0-11
(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount Previously Paid:
      (2) Form, Schedule or Registration Statement No.:
      (3) Filing Party:
      (4) Date Filed:


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                      NOTICE OF PROPOSED CORPORATE ACTION

                              Clearwater, Florida

                                January 9, 2000

To the Shareholders of
Sterile Recoveries, Inc.:

     Sterile Recoveries, Inc., a Florida corporation (the "Company"), changed its name to SRI/Surgical Express, Inc.

     On December 12, 2000, the Board of Directors of the Company unanimously approved the adoption of Articles of Amendment to the Articles of Incorporation of the Company (the "Amendment") to change the name of the Company to SRI/Surgical Express, Inc.

     The Company's Board of Directors believes that approving the Amendment is in the best interests of the Company and its shareholders.

     On December 29, 2000, the holders of majority of the outstanding shares of the Company's voting stock executed a written consent approving the Amendment. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     The attached Information Statement is being provided to you pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. The Information Statement contains a more detailed description of the Amendment. I encourage you to read the Information Statement thoroughly.

                              By Order of the Board of Directors,

                              /s/ Richard T. Isel

                              Richard T. Isel, Chairman
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                           STERILE RECOVERIES, INC.
                           Sterile Recoveries, Inc.
                      28100 U.S. Highway 19 N., Suite 201
                             Clearwater, FL 33761

                             INFORMATION STATEMENT

                      WE ARE NOT ASKING YOU FOR A PROXY,
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                    GENERAL

     This Information Statement is being furnished to the shareholders of Sterile Recoveries, Inc., a Florida corporation (the "Company"), in connection with the adoption of Articles of Amendment to the Articles of Incorporation of the Company (the "Amendment") by the written consent of the holders of a majority in interest of the Company's voting stock (the "Voting Stock"). On December 12, 2000, the Company's Board of Directors approved an amendment to the Company's Articles of Incorporation to change its name from "Sterile Recoveries, Inc." to "SRI/Surgical Express, Inc."

     The proposed Amendment becomes effective as of January 1, 2001. On December 29, 2000, shareholders representing a majority (approximately 57%, or 3,558,208 shares) of the Voting Stock gave their written consent to the adoption of the Amendment. The filing of the amendment occurred on December 29, 2000. The date on which this Information Statement is being sent to the shareholders is on or about January 9, 2001. The record date established by the Company for purposes of determining the number of outstanding shares of Voting Stock of the Company is December 21, 2000 (the "Record Date").

     The Company need not hold a special meeting of its shareholders to approve the Amendment pursuant to Section 607.0704 of the Florida Business Corporation Act (the "Florida Act"), which provides that an action required to be taken at an annual meeting or special shareholders' meeting may be taken without a meeting, without prior notice, and without a vote, if the action is taken by written consent of the shareholders with at least the number of votes needed to authorize the action at a meeting at which the shareholders were present and voted. Pursuant to Section 607.1003 of the Florida Act, the approval of a majority of the outstanding shares of Company's voting stock is required to amend the Company's Articles of Incorporation. The consent process eliminate the costs and management time involved in holding a special meeting and permits the Company to effect the Amendment as early as possible.

     Pursuant to Section 607.0704 of the Florida Act, the Company must provide written notice of the taking of the corporate action without a meeting to shareholders who have not consented in writing to the action within 10 days after it takes the action. This Information Statement serves as written notice to the shareholders of record of the action taken. No additional action will be undertaken pursuant to this written consent.

                                       2
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     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


                               EXECUTIVE OFFICES

     The Company's principal executive offices are located at Sterile Recoveries, Inc., 28100 U.S. Highway 19 N., Suite 201, Clearwater, FL 33761. Its telephone number is (727) 726-4421.


                    OUTSTANDING VOTING STOCK OF THE COMPANY

     The record date of this solicitation is December 21, 2000 (the "Record Date"). The following chart shows, as to each class of voting securities of the Company entitled to vote at a meeting or by written consent if no meeting is held, and as of the Record Date, the number of shares outstanding and the number of votes to which each class is entitled:

--------------------------------------------------------------------------------
Class of Stock                    Voting Shares               % of Voting Shares
--------------                    -------------               ------------------
--------------------------------------------------------------------------------
Common                            5,677,794                           89.0%
--------------------------------------------------------------------------------
Preferred                           566,667                           11.0%
--------------------------------------------------------------------------------
TOTALS                            6,244,461                         100.00%
--------------------------------------------------------------------------------


        ARTICLES OF AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION

                                   Generally.
                                   ---------

     The Board of Directors of the Company has approved an amendment to Article I of the Company's Articles of Incorporation to change the Company's name from "Sterile Recoveries, Inc." to "SRI/Surgical Express, Inc."

                     Reasons for the Proposed Name Change.
                     ------------------------------------

     The Company's products and services are increasingly focused on the Company's "Surgical Express" service program, pursuant to which the Company provides to its customers all products required for certain surgical procedures, including both reusable and disposable products. The name "Sterile Recoveries" implies a focus on reusable products. The Company's Board of Directors believes that the name change to "SRI/Surgical Express" better reflects the shift in the Company's products and services away from strictly reusable products and toward the more comprehensive Surgical Express program.

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                            No Dissenter's Rights.
                            ---------------------

     Under the Florida Act, shareholders are not entitled to dissenter's rights with respect to the Company's proposed amendment to the Company's Articles of Incorporation to change its name.

     The complete text of the Articles of Amendment to the Articles of Incorporation is set forth as Exhibit A to this Information Statement.


                              By Order of the Board of Directors,

                              /s/  James T. Boosales

                              James T. Boosales
                              Executive Vice President

                                       4
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                    Exhibit A to the Information Statement
                    --------------------------------------

                         ARTICLES OF AMENDMENT TO THE
                         ARTICLES OF INCORPORATION OF
                           STERILE RECOVERIES, INC.

     Pursuant to Section 607.1006 of the Florida Statutes, this Florida corporation adopts the following Articles of Amendment to its Articles of
Incorporation:

                                  ARTICLE I.

     The name of the Corporation is STERILE RECOVERIES, INC.

                                  ARTICLE II.

     The Articles of Incorporation are amended by deleting Article I in its entirety and replacing it with the following:

                                   ARTICLE I

     The name of the Corporation is: "SRI/Surgical Express, Inc."

                                 ARTICLE III.

     This amendment is effective as of January 1, 2001.

                                  ARTICLE IV.

     This amendment was approved by the Directors at a meeting on December 12, 2000, and by a number of shareholders sufficient for approval pursuant to a written consent dated on or about December 29, 2000.

     These Articles of Amendment to the Articles of Incorporation are executed on behalf of the Corporation by its Executive Vice President on December 28, 2000, to be effective as of January 1, 2001.

                                         STERILE RECOVERIES, INC.

                                         /s/ James T. Boosales

                                         Executive Vice President

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